COLUMBIA REAL ESTATE EQUITY FUND
                          (the "Fund")

        Supplement to the Prospectuses dated January 1, 2006


The Fund has sold a substantial number of securities that had appreciated significantly in value since their purchase. The sale of these securities has caused the Fund to realize substantial net capital gains. The Fund is expected to distribute these realized capital gains in March 2007. For shareholders subject to federal income tax, capital gain distributions are taxable even if they are paid from gains earned by the Fund before a particular shareholder purchased his or her shares (and thus economically represent a return of that shareholder's investment). An estimate of this distribution will be posted on the Fund's website at www.columbiafunds.com when it is available, which is expected to be in February 2007. Please consult your tax adviser about foreign, federal, state, local or other applicable tax laws.



INT-47/115830-1206                                         December 15, 2006